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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2002

NEW PLAN EXCEL REALTY TRUST, INC.
(Exact name of Company as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)	10036 (Zip Code)

Company's telephone number, including area code:
 (212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

        On December 12, 2002, New Plan Excel Realty Trust, Inc. (the "Company") closed on 57 community and neighborhood shopping centers from Equity Investment Group ("EIG"), a private retail focused REIT. The acquisition of one additional shopping center from EIG is expected to close in January 2003.

        The aggregate purchase price for the acquisition was approximately $437 million, consisting of the assumption of approximately $149 million of outstanding indebtedness, the issuance of approximately $25 million of units in a partnership controlled by the Company and approximately $263 million in cash. The cash component of the acquisition was financed with proceeds from the sale of four factory outlet centers to Chelsea Property Group, which closed on December 19, 2002 and generated gross proceeds of approximately $193 million, and through borrowings under the Company's existing credit facility with Fleet National Bank as lead agent.

Item 7.    Financial Statements and Exhibits

(a)
Financial Statements of Properties Acquired

  The financial statements and other information required pursuant to Rule 3-14 of Regulation S-X are included herein. See the financial statements and pro forma financial information attached hereto.

(b)
Pro forma financial information

  The pro forma financial statements required pursuant to Article 11 of Regulation S-X are included herein. See the financial statements and pro forma financial information attached hereto.

(c)
Exhibits

  The following exhibits are filed as part of this report:

2.1	Purchase Agreement, dated as of October 17, 2002, by and between the Company and EIG Realty, Inc.
2.2	First Amendment to Purchase Agreement, dated as of November 6, 2002, by and between the Company and EIG Realty, Inc.
2.3	Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and between the Company and EIG Realty, Inc.
2.4	Purchase Agreement, dated as of October 17, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC and RIG Hilltop Plaza, LLC.
2.5
First Amendment to Purchase Agreement, dated as of November 6, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC, RIG Hilltop Plaza, LLC and RIG Normandy Square, LLC.
2.6
Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC, RIG Hilltop Plaza, LLC and RIG Normandy Square, LLC.
2.7	Purchase Agreement, dated as of October 17, 2002, by and between the Company and EIG Operating Partnership, L.P.
2.8	First Amendment to Purchase Agreement, dated as of November 6, 2002, by and between the Company and EIG Operating Partnership, L.P.

2

2.9	Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.
2.10	Contribution Agreement, dated as of October 17, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.11	First Amendment to Contribution Agreement, dated as of November 6, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.12	Second Amendment to Contribution Agreement, dated as of December 9, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.13	Closing Day Amendment to Contribution Agreement, dated as of December 12, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
4.1	Registration Rights Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.
4.2	Registration Rights Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: December 27, 2002	By:	/s/ STEVEN F. SIEGEL Steven F. Siegel Executive Vice President, General Counsel and Secretary

4

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Balance Sheet
September 30, 2002
(unaudited, in thousands)

	Historical(a)	EIG Acquisition(b)		Factory Outlet Disposition(c)		Pro Forma
ASSETS
Real estate:
Land	$731,480	$136,416	(b1)	$(11,137	)(c1)	$856,759
Building and improvements	2,599,462	318,304	(b1)	(127,776	)(c1)	2,789,990
Accumulated depreciation and amortization	(310,113)	—		28,249	(c1)	(281,864)

Net real estate	3,020,829	454,720		(110,664)		3,364,885
Real estate held for sale	44,743	—		—		44,743
Cash and cash equivalents	6,384	1,030	(b2)	—		7,414
Restricted cash	13,126	—		—		13,126
Marketable securities	2,098	—		—		2,098
Receivables:
Trade, less allowance for doubtful accounts of $14,874	46,408	—		—		46,408
Other, net	18,965	—		—		18,965
Mortgages and notes receivable	2,939	—		—		2,939
Prepaid expenses and deferred charges	24,480	—		—		24,480
Investment in/advances to unconsolidated ventures	53,518	—		—		53,518
Other assets	21,663	—		—		21,663

Total assets	$3,255,153	$455,750		$(110,664)		$3,600,239

LIABILITES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, including unamortized premium of $5,059	$504,743	$163,372	(b3)	$—		$668,115
Notes payable, net of unamortized discount of $2,325	783,873	—		—		783,873
Credit facilities	185,000	265,788	(b1)	(193,000	)(c2)	257,788
Capital leases	28,961	—		—		28,961
Other liabilities	152,786	—		—		152,786
Tenant security deposits	8,213	1,030	(b2)	—		9,243

Total liabilities	1,663,576	430,190		(193,000)		1,900,766

Minority interest in consolidated partnership	13,966	25,560	(b1)	—		39,526

Commitments and contingencies	—	—		—		—
Stockholders' equity:
Preferred stock	8	—		—		8
Common stock	968	—		—		968
Additional paid-in capital	1,825,654	—		—		1,825,654
Accumulated other comprehensive loss	(979)	—		—		(979)
Accumulated distribution in excess of net income	(248,040)	—		82,336	(c3)	(165,704)

Total stockholders' equity	$1,577,611	—		82,336		$1,659,947

Total liabilities and stockholders' equity	$3,255,153	$455,750		$(110,664)		$3,600,239

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Notes to Pro Forma Consolidated Balance Sheet
September 30, 2002
(unaudited, in thousands, except per share amounts)

Presentation

        The preceding pro forma consolidated balance sheet as of September 30, 2002 presents the historical amounts for New Plan Excel Realty Trust, Inc. and its subsidiaries (collectively the "Company"), adjusted for the effects of (i) the acquisition by the Company of 58 community and neighborhood shopping centers from Equity Investment Group (the "EIG Acquisition"), and (ii) the disposition by the Company of four of its factory outlet properties (the "Factory Outlet Disposition"), as if such transactions had occurred on September 30, 2002.

        The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the quarter ended September 30, 2002.

        The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transactions described above actually occurred on September 30, 2002, nor does it purport to represent the future financial position of the Company.

Notes and Management Assumptions

(a)
Reflects the consolidated historical balance sheet of the Company as of September 30, 2002, as contained in the historical consolidated financial statements and notes thereto presented in the Company's Form 10-Q for the quarter ended September 30, 2002.

(b)
Represents adjustments to reflect the EIG Acquisition as follows:

(b1)
Represents the approximate, aggregate acquisition costs incurred by the Company (allocated among land and building) to effect the EIG Acquisition, based on the terms of the contract. Includes the following:

Cash	$261,788
Assumed debt	163,372
Partnership units issued	25,560	(1)
Estimated transaction-related costs	4,000

Total	$454,720

      (1)
      The Company issued approximately 1.4 million units in a partnership controlled by the Company, which units may be redeemed for cash or stock of the Company beginning one year after the date of issuance.

    The cash component and estimated transaction-related costs of the EIG Acquisition were financed through a draw on the Company's existing credit facilities.

  (b2)
  Represents adjustments for security deposits received by the Company upon the closing of the EIG Acquisition.

  (b3)
  Represents the fair market value of the mortgage debt assumed by the Company, comprised of principal of approximately $149,652 and premium of approximately $13,720.

(c)
Represents adjustments to reflect the Factory Outlet Disposition as follows:

(c1)
Represents the sale of all real estate assets and the related accumulated depreciation.

(c2)
Represents the application of net proceeds to pay down amounts outstanding under the Company's existing credit facilities.

(c3)
Represents estimated gain on the sale of the Factory Outlet Disposition.

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2002
(unaudited, in thousands, except per share amounts)

					Pro Forma Adjustments
	Historical(a)	Factory Outlet Historical(b)	EIG Acquisition Historical(c)	Center America Historical(d)	EIG Acquisition(e)		Center America Acquisition(f)		Other(g)		Pro Forma
Rental revenues:
Rental income	$247,209	$(17,601)	$37,521	$12,212	$—		$124	(f1)	$—		$279,465
Percentage rents	6,212	(1,166)	—	144	—		—		—		5,190
Expense reimbursements	57,553	(3,269)	7,846	2,887	—		—		—		65,017

Total rental revenues	310,974	(22,036)	45,367	15,243	—		124		—		349,672

Expenses:
Operating costs	53,426	(5,202)	7,582	1,442	—		—		—		57,248
Real estate and other taxes	34,984	(1,103)	5,115	2,028	—		—		—		41,024
Interest	68,371	—	—	824	7,658	(e1)	2,640	(f2)	5,488	(g1)	84,981
Depreciation and amortization	52,143	(2,805)	—	—	5,788	(e2)	2,177	(f3)	—		57,303
Provision for doubtful accounts	7,093	(255)	—	789	—		—		—		7,627
General and administrative	13,329	(9)	788	582	—		—		—		14,690

Total expenses	229,346	(9,374)	13,485	5,665	13,446		4,817		5,488		262,873

Income before real estate sales, impairment of real estate, minority interest and other income and expenses	81,628	(12,662)	31,882	9,578	(13,446)		(4,693)		(5,488)		86,799
Other income and expenses:
Interest, dividend and other income	8,792	(3)	—	—	—		—		—		8,789
Equity participation in ERT	—	—	—	—	—		—		—		—
Equity in income of unconsolidated ventures	3,733	—	—	—	—		(28	)(f3)	—		3,705
Foreign currency loss	(13)	—	—	—	—		—		—		(13)
Gain on sale of real estate	371	—	—	—	—		—		—		371
Impairment of real estate	(1,750)	—	—	—	—		—		—		(1,750)
Minority interest in income of consolidated partnership	(418)	—	—	—	(776	)(e3)	—		—		(1,194)

Income from continuing operations	$92,343	$(12,665)	$31,882	$9,578	$(14,222)		$(4,721)		$(5,488)		$96,707

Income from continuing operations per common share
Basic	$0.88										$0.92

Diluted	$0.87										$0.90

Average shares outstanding—basic	94,519										95,227	(g3)

Average shares outstanding—diluted	96,123										98,213	(g3)

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2001
(unaudited, in thousands, except per share amounts)

					Pro Forma Adjustments
	Historical(a)	Factory Outlet Historical(b)	EIG Acquisition Historical(c)	Center America Historical(d)	EIG Acquisition (e)		Center America Acquisition(f)		Other (g)		Pro Forma
Rental revenues:
Rental income	$270,244	$(22,992)	46,693	$68,956	$—		$163	(f1)	$—		$363,064
Percentage rents	7,139	(1,763)	—	1,150	—		—		—		6,526
Expense reimbursements	61,026	(4,457)	10,388	18,233	—		—		—		85,190

Total rental revenues	338,409	(29,212)	57,081	88,339	—		163		—		454,780

Expenses:
Operating costs	56,698	(6,324)	8,598	12,631	—		—		—		71,603
Real estate and other taxes	35,424	(1,430)	6,322	12,319	—		—		—		52,635
Interest	78,779	—	—	—	10,211	(e1)	15,838	(f2)	9,244	(g1)	114,072
Depreciation and amortization	57,615	(3,870)	—	—	7,718	(e2)	13,064	(f3)	—		74,527
Provision for doubtful accounts	6,453	(671)	—	1,527	—		—		—		7,309
Severance costs	896	—	—	—	—		—		—		896
General and administrative	10,318	(13)	1,424	5,213	—		—		—		16,942

Total expenses	246,183	(12,308)	16,344	31,690	17,929		28,902		9,244		337,984

Income before real estate sales, impairment of real estate, minority interest and other income and expenses	92,226	(16,904)	40,737	56,649	(17,929)		(28,739)		(9,244)		116,796
Other income and expenses:
Interest, dividend and other income	13,990	(14)	—	3,309	—		—		—		17,285
Equity participation in ERT	(4,313)	—	—	—	—		—		2,501	(g2)	(1,812)
Equity in income of unconsolidated ventures	985	—	—	62	—		(166	)(f3)	—		881
Foreign currency loss	(560)	—	—	—	—		—		—		(560)
Gain on sale of real estate	1,610	(245)	—	—	—		—		—		1,365
Impairment of real estate	(13,107)	—	—	—	—		—		—		(13,107)
Minority interest in income of consolidated partnership	(848)	—	—	(273)	(1,015	)(e3)	—		—		(2,136)

Income from continuing operations	$89,983	$(17,163)	$40,737	$59,747	$(18,944)		$(28,905)		$(6,743)		$118,712

Income from continuing operations per common share
Basic	$0.77										$1.02

Diluted	$0.77										$0.99

Average shares outstanding—basic	87,241										94,141	(g3)

Average shares outstanding—diluted	88,799										97,081	(g3)

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Notes to Pro Forma Consolidated Statements of Operations
Nine Months Ended September 30, 2002 and Year Ended December 31, 2001
(unaudited, in thousands, except per share amounts)

Presentation

        The preceding pro forma consolidated statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 present the historical amounts for New Plan Excel Realty Trust, Inc. and its subsidiaries (collectively the "Company"), adjusted for the effects of (i) the acquisition by the Company of 58 community and neighborhood shopping centers from Equity Investment Group ("EIG Acquisition"), (ii) the disposition by the Company of four of its factory outlet properties ("Factory Outlet Disposition"), (iii) the acquisition of 92 community and neighborhood shopping centers and equity investment from CenterAmerica Property Trust, L.P. on March 1, 2002 (the "CenterAmerica Acquisition"), and (iv) other adjustments, including the public offering of 6,900,000 shares of common stock of the Company (the "Stock Offering") completed on January 29, 2002, the offering of $250 million of 5.875% senior unsecured notes (the "Bond Offering") completed on June 11, 2002, and the disposition by the Company of its garden apartment portfolio (the "Apartment Disposition") completed on September 21, 2001, as if such transactions had occurred on January 1, 2001.

Notes and Management Assumptions

(a)
Reflects the consolidated results of operations of the Company for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively, as contained in the historical consolidated financial statements and notes thereto presented in the Company's Form 10-Q for the quarter ended September 30, 2002 and the Company's Form 10-K for the year ended December 31, 2001, respectively.

(b)
Reflects the revenues and expenses of the four factory outlet properties disposed of by the Company for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively.

(c)
Reflects the revenues and expenses for the 58 properties acquired by the Company in connection with the EIG Acquisition for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively.

(d)
Reflects the revenues and expenses for the 92 properties acquired by the Company in connection with the CenterAmerica Acquisition, for the two months ended March 1, 2002 and the year ended December 31, 2001, respectively.

(e)
Represents adjustments to reflect the EIG Acquisition as follows:

(e1)
Reflects interest expense on mortgage debt assumed in connection with the EIG Acquisition as follows:

	Nine months ended September 30, 2002	Year ended December 31, 2001
Interest expense—mortgage debt assumed (interest rate of 6.25%)	$7,658	$10,211

    Mortgage debt assumed in connection with the EIG Acquisition is summarized as follows (in thousands):

Description	Principal Amount	Interest Rate	Due Date
27 Properties	$163,372	6.25%	3/1/06 - 2/1/28
  (e2)
  Depreciation is based on the building-related portion of the purchase price and associated costs using the straight-line method over a 40-year life.

  (e3)
  Reflects the minority interest allocation based upon the issuance of approximately 1.4 million units in a partnership controlled by the Company, which units may be redeemed for cash or stock of the Company beginning one year after the date of issuance.

(f)
Represents adjustments to reflect the CenterAmerica Acquisition as follows:

(f1)
Pro forma base rents are presented on a straight-line basis calculated from January 1, 2001 forward.

(f2)
Reflects interest expense on mortgage debt assumed in connection with the CenterAmerica Acquisition as follows:

	Nine months ended September 30, 2002	Year ended December 31, 2001
Interest expense—mortgage debt assumed	$2,640	$15,838

    Mortgage debt assumed in connection with the CenterAmerica Acquisition is summarized as follows (in thousands):

Description	Principal Amount	Interest Rate	Due Date
REMIC—Floating	$110,500	LIBOR + 150 bp	07/02/03
Merchants Park/The Crossing at Fry Road	21,414	7.81%	07/01/04
41 Properties (REMIC)	156,616	6.67%	06/01/08
  (f3)
  Depreciation is based on the building-related portion of the purchase price and associated costs, and amortization of the excess purchase price allocated to the equity investment using the straight-line method over a 40-year life.

(g)
Represents certain pro forma adjustments made in connection with the Factory Outlet Disposition, the Apartment Disposition, the Stock Offering and the Bond Offering as follows (in thousands):

(g1)
Reflects the application of a portion of the cash proceeds from the Factory Outlet Disposition, the Apartment Disposition, the Stock Offering and the Bond Offering to repay outstanding debt under the Company's existing revolving credit facilities and term loan facilities, including the $78 million term loan (the "Pointe Orlando Loan") incurred by Pointe Orlando Development Company, a wholly owned subsidiary of ERT. This results in an increase in pro forma interest expense of $5,488 and $9,244 for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively.

(g2)
Reflects the application of a portion of the cash proceeds from the Factory Outlet Disposition, the Apartment Disposition, the Stock Offering and the Bond Offering to repay the Pointe

    Orlando Loan. This results in pro forma interest expense savings for ERT of $2,501 for the six months ended June 30, 2001 (ERT was consolidated with the Company effective as of July 1, 2001), which results in an increase of $2,501 in the Company's participation in ERT during the year ended December 31, 2001.

  (g3)
  The following is a reconciliation of the historical basic and diluted weighted average common shares outstanding to the pro forma basic and diluted weighted average common shares outstanding (share numbers in thousands):

	Nine months ended September 30, 2002	Year ended December 31, 2001
Basic:
Historical basic weighted average common shares outstanding	94,519	87,241
Effect of pro forma adjustment for shares issued in Stock Offering	708	6,900

Pro forma basic weighted average common shares outstanding	95,227	94,141

Diluted:
Historical diluted weighted average common shares outstanding	96,123	88,799
Effect of pro forma adjustment for shares issued in Stock Offering	708	6,900
Effect of pro forma adjustment for units issued in EIG Acquisition	1,382	1,382

Pro forma diluted weighted average common shares outstanding	98,213	97,081

NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES

Estimated Twelve-Month Pro Forma Statement of
Taxable Income and Operating Funds Available (unaudited)

        The following unaudited statement is a pro forma estimate for the twelve month period ended September 30, 2002 of taxable income and funds available from operations of the Company. The pro forma statement is based on the Company's historical operating results for the twelve-months ended September 30, 2002, adjusted for the acquisition by the Company of 58 community and neighborhood shopping centers from Equity Investment Group, (ii) the disposition by the Company of four of its factory outlet properties, (iii) the acquisition of 92 community and neighborhood shopping centers and equity investment from CenterAmerica Property Trust, L.P. on March 1, 2002, and (iv) other adjustments, including the public offering of 6,900,000 shares of common stock of the Company completed on January 29, 2002, the offering of $250 million of 5.875% senior unsecured notes completed on June 11, 2002, and the disposition by the Company of its garden apartment portfolio completed on September 21, 2001. This statement does not purport to forecast actual operating results for any period in the future.

        This statement should be read in conjunction with the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the quarter ended September 30, 2002 and the pro forma financial statements and notes thereto of the Company presented elsewhere in this filing.

Estimate of Taxable Income (in thousands):
Company pro forma income before minority interest for the twelve-month period ended September 30, 2002	$110,740
Net adjustment for tax basis revenue and expense recognition, exclusive of depreciation and amortization(1)	(112)
Estimated tax deprecation and amortization adjustment(2)	(713)

Pro forma taxable income before allocation to minority interest and dividends deduction	109,915
Estimated allocation to minority interest	(1,640)
Estimated dividends deduction(3)	(179,465)

Pro forma taxable income	$(71,190)

Estimated operating funds available (in thousands):
Pro forma taxable income before allocation to minority interest and dividends deduction	$109,915
Add: pro forma depreciation and amortization	73,304

Estimated operating funds available(4)	$183,219

(1)
Represents the net adjustment to reverse the effects of (i) rental revenue recognition on a straight-line basis, (ii) impairment charges and (iii) debt premium and discount.

(2)
Represents the net adjustment for tax depreciation based upon the original cost or purchase price allocated to the buildings, depreciated on a straight-line method over their respective tax lives.

(3)
Estimated dividends deduction includes the following:

Dividends	Div per share	Pro forma o/s	Total div
Common	$1.65	95,081	$156,884
Preferred A	$2.125	1,481	3,147
Preferred B	$2.15625	6,300	13,584
Preferred D	$3.90	1,500	5,850

			$179,465

(4)
Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

Certain Properties of the EIG Realty Portfolio

Combined Statements of Revenue and Expenses

Year ended December 31, 2001 and Nine Months Ended September 30, 2002 (Unaudited)

Contents

Report of Independent Auditors	F-12
Financial Statements:
Combined Statements of Revenue and Certain Expenses	F-13
Notes to Combined Statements of Revenue and Certain Expenses	F-14

Report of Independent Auditors

Board of Directors
EIG Realty, Inc.

        We have audited the accompanying combined statement of revenue and certain expenses of Certain Properties of the EIG Realty Portfolio for the year ended December 31, 2001. This combined statement is the responsibility of EIG Realty, Inc.'s management. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the requirements with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of New Plan Excel Realty Trust, Inc. as described in Note 1 and is not intended to be a complete presentation of the EIG Realty Portfolio's revenue and expenses.

        In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Certain Properties of the EIG Realty Portfolio for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

                      ERNST & YOUNG LLP

December 2, 2002
Indianapolis, Indiana

Portfolio of Certain Properties of EIG Realty, Inc. and Affiliate

Combined Statements of Revenue and Certain Expenses

	Year Ending December 31, 2001	Nine Months Ending September 30, 2002
		(Unaudited)
Revenue
Rental income	$46,536,934	$37,432,025
Recoveries	10,387,743	7,846,272
Miscellaneous income	155,724	88,847

Total revenue	57,080,401	45,367,144
Operating expenses
Property taxes	6,321,820	5,115,366
Insurance	622,597	1,025,821
Repairs and maintenance	4,474,415	3,707,777
Utilities	1,295,165	937,401
Management fees	2,206,195	1,911,424
Other general and administrative	1,423,979	787,705

Total expenses	16,344,171	13,485,494

Revenue in excess of certain expenses	$40,736,230	$31,881,650

See accompanying notes.

Certain Properties of the EIG Realty Portfolio

Notes to Combined Statements of Revenue and Certain Expenses

Year Ended December 31, 2001 and
Nine Months Ended September 30, 2002 (Unaudited)

1.    Business and Basis of Presentation

Business

        The accompanying combined statements of revenue and certain expenses relate to operations of fifty-four commercial retail shopping centers held by EIG Realty Inc. and four properties owned by an Affiliate of EIG Realty Inc. ("the EIG Realty Portfolio"). The EIG Realty Portfolio is expected to be acquired by New Plan Excel Realty Trust, Inc. ("New Plan Excel").

Basis of Presentation

        Three EIG Realty Portfolio properties were acquired by the EIG Realty Portfolio during 2001 and one property was acquired in 2002; accordingly, the combined statements of revenue and certain expenses include the revenue and certain expenses commencing with their acquisition date.

        The accompanying statements of revenue and certain expenses for the year ended December 31, 2001 and the nine months ending September 30, 2002 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements of revenue and certain expenses are not representative of the actual operations of the properties for the period presented nor are they indicative of future operations as certain expenses, consisting of interest expense, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by New Plan Excel in future operations of the properties, have been excluded.

        The accompanying unaudited combined statement of revenues and certain expenses for the nine months ended September 30, 2002 has been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. In the opinion of management, all adjustments, consisting only of recurring accruals, considered necessary for a fair presentation have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for a full fiscal year.

        The EIG Realty Portfolio consists of the following properties:

	Property	Location
1	Conway Towne Center	Conway, Arkansas
2	Arvada Plaza	Arvarda, Colorado
3	Aurora Plaza	Aurora, Colorado
4	Sun Plaza	Fort Walton Beach, Florida
5	Holly Hill Shopping Center	Holly Hill, Florida
6	Normandy Square	Jacksonville, Florida (Acquired May, 2002)
7	Plaza 66	Kenneth City, Florida
8	New Port Richey Center	New Port Richey, Florida
9	Pensacola Square	Pensacola, Florida
10	Skyway Plaza	St. Petersburg, Florida

11	Tarpon Mall	Tarpon Springs, Florida
12	Northeast Plaza	Atlanta, Georgia
13	North Leg Plaza	Augusta, Georgia
14	Covered Bridge	Clayton, Georgia
15	Merchants Crossing	Newnan, Georgia
16	Village Mart	Aurora, Illinois
17	Festival Center	Bradley, Illinois
18	Pershing Plaza	Decatur, Illinois
19	Freeport Plaza	Freeport, Illinois
20	Olympia Corners	Olympia Fields, Illinois
21	Elkhart Plaza West	Elkhart, Indiana
22	Elkhart Market Centre	Goshen, Indiana
23	Marwood Plaza	Indianapolis, Indiana
24	Westlane Shopping Center	Indianapolis, Indiana
25	Knox Plaza	Vincennes, Indiana
26	Florence Plaza	Florence, Kentucky
27	Towne Square North	Owensboro, Kentucky
28	Karam Shopping Center	Lafayette, Louisiana
29	Desiard Plaza	Monroe, Louisiana
30	Points West	Brockton, Massachusetts
31	Holyoke Shopping Center	Holyoke, Massachusetts
32	Green Acres	Saginaw, Michigan
33	University IV	Spring Lake Park, Minnesota
34	Macon Plaza	Franklin, North Carolina
35	Parkway Plaza	Winston-Salem, North Carolina
36	Sunshine Square	Medford, New York
37	Springbrook Plaza	Canton, Ohio
38	Hillcrest Square	Cincinnati, Ohio
39	Karl Plaza	Columbus, Ohio
40	The Vineyards	Eastlake, Ohio
41	Napoleon Center	Napoleon, Ohio
42	Alexis Park	Toledo, Ohio
43	Glengary Shopping Center	Westerville, Ohio
44	Bristol Plaza	Bristol, Pennsylvania
45	Hunt River Commons	North Kinstown, Rhode Island (Acquired October, 2001)
46	South Park	Aiken, South Carolina
47	Lexington Town Square	Lexington, South Carolina
48	Festival Centre	North Charleston, South Carolina
49	Chapman Square	Knoxville, Tennessee
50	Northshore Plaza	Portland, Texas

51	Jefferson Green	Newport News, Virginia
52	Cross Pointe Marketplace	Richmond, Virginia
53	Tuckernuck Square	Richmond, Virginia
54	Hilltop Plaza	Virginia Beach, Virginia (Acquired January, 2001)
55	Packard Plaza	Cudahy, Wisconsin
56	Northridge Plaza	Milwaukee, Wisconsin
57	Paradise Pavilion	West Bend, Wisconsin (Acquired December 2001)
58	Cheyenne Plaza	Cheyenne, Wyoming

2.    Significant Accounting Policies

Revenue Recognition

        Rental income is recognized on a straight-line basis over the terms of the respective lease agreements. Certain tenants are also required to pay overage rents based on sales above a stated base amount during the lease year. Overage rents are recognized as revenues based on actual reported sales for each tenant less the applicable stated base amount.

Recoveries

        Certain operating expenses, including real estate taxes and utilities, incurred in the operation of the investment properties are reimbursable by the tenants. The reimbursable amounts (expense recoveries) not fixed by the lease are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Reimbursements are recognized as revenue in the period in which the applicable costs are incurred. Miscellaneous income consists primarily of short-term rentals in the retail properties.

        Tenant credit losses are provided when they become known.

Use of Estimates

        The preparation of the combined statements of revenue and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    Tenant Leases

        The EIG Realty Portfolio leases retail space to tenants under noncancelable lease agreements with terms ranging from 1 to 25 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and reimbursement of certain operating expenses. Contingent rents based on sales volume, approximated $763,000 for the year ended December 31, 2001 and $548,000 (unaudited) for the nine months ended September 30, 2002 for the Properties. Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2001, exclusive of tenant reimbursements and contingent rentals, are as follows:

Year ending December 31,
2002	$46,703,759
2003	44,147,297
2004	39,436,802
2005	34,393,591
2006	29,117,332
Thereafter	143,213,243

$337,012,024

4.    Related Party Transactions

        The EIG Realty Portfolio is charged a management fee of 4% of gross revenues by a wholly owned subsidiary of EIG Realty, Inc., related to the leasing, billing, collection of rent, and preparation of financial data.

EXHIBIT INDEX

Exhibit	Document
2.1	Purchase Agreement, dated as of October 17, 2002, by and between the Company and EIG Realty, Inc.
2.2	First Amendment to Purchase Agreement, dated as of November 6, 2002, by and between the Company and EIG Realty, Inc.
2.3	Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and between the Company and EIG Realty, Inc.
2.4	Purchase Agreement, dated as of October 17, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC and RIG Hilltop Plaza, LLC.
2.5
First Amendment to Purchase Agreement, dated as of November 6, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC, RIG Hilltop Plaza, LLC and RIG Normandy Square, LLC.
2.6
Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and among the Company, RIG Hunt River Commons, LLC, RIG Paradise Pavilion, LLC, RIG Hilltop Plaza, LLC and RIG Normandy Square, LLC.
2.7	Purchase Agreement, dated as of October 17, 2002, by and between the Company and EIG Operating Partnership, L.P.
2.8	First Amendment to Purchase Agreement, dated as of November 6, 2002, by and between the Company and EIG Operating Partnership, L.P.
2.9	Closing Day Amendment to Purchase Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.
2.10	Contribution Agreement, dated as of October 17, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.11	First Amendment to Contribution Agreement, dated as of November 6, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.12	Second Amendment to Contribution Agreement, dated as of December 9, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
2.13	Closing Day Amendment to Contribution Agreement, dated as of December 12, 2002, by and between Excel Realty Partners, L.P. and EIG Operating Partnership, L.P.
4.1	Registration Rights Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.
4.2	Registration Rights Agreement, dated as of December 12, 2002, by and between the Company and EIG Operating Partnership, L.P.

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Pro Forma Consolidated Balance Sheet September 30, 2002 (unaudited, in thousands)
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Notes to Pro Forma Consolidated Balance Sheet September 30, 2002 (unaudited, in thousands, except per share amounts)
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Pro Forma Consolidated Statement of Operations For the Nine Months Ended September 30, 2002 (unaudited, in thousands, except per share amounts)
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2001 (unaudited, in thousands, except per share amounts)
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Notes to Pro Forma Consolidated Statements of Operations Nine Months Ended September 30, 2002 and Year Ended December 31, 2001 (unaudited, in thousands, except per share amounts)
NEW PLAN EXCEL REALTY TRUST, INC. AND SUBSIDIARIES Estimated Twelve-Month Pro Forma Statement of Taxable Income and Operating Funds Available (unaudited)
Certain Properties of the EIG Realty Portfolio Combined Statements of Revenue and Expenses
Report of Independent Auditors
Portfolio of Certain Properties of EIG Realty, Inc. and Affiliate Combined Statements of Revenue and Certain Expenses
Certain Properties of the EIG Realty Portfolio Notes to Combined Statements of Revenue and Certain Expenses Year Ended December 31, 2001 and Nine Months Ended September 30, 2002 (Unaudited)
EXHIBIT INDEX